UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2016

Date of reporting period :	August 1, 2015 — July 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PSDTX

Putnam Short Duration Income Fund

Annual report
7|31|16

A world of investing.®

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Short Duration
Income Fund

Annual report
7 | 31 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio managers	4

Performance snapshot	4

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Important notice regarding Putnam’s privacy policy	16

Trustee approval of management contract	17

Financial statements	22

Federal tax information	55

About the Trustees	56

Officers	58

Consider these risks before investing: Putnam Short Duration Income Fund is not a money market fund. The effects of inflation may erode the value of your investment over time. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Credit risk is generally greater for debt not backed by the full faith and credit of the U.S. government. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Through the first half of 2016, markets around the world have shown great resilience in the face of multiple challenges. Now, as we enter the fall, many additional factors raise new concerns.

Against a backdrop of sluggish growth and following a colorful political campaign, the United States will be electing a new president in a few short weeks. Overseas, challenges are widespread, from sluggish growth in Europe, Japan, and many emerging markets to global fallout from the United Kingdom’s decision to leave the European Union. As non-U.S. central banks consider new actions to boost economic growth, here at home the Federal Reserve seeks stronger economic data before it raises interest rates. The uncertainty caused by these unfolding events could well spur renewed bouts of market volatility.

But we believe that opportunities can emerge despite the markets’ ups and downs. At Putnam, our portfolio managers actively pursue these opportunities. Backed by a network of global analysts, they draw on their long experience and expertise in navigating changing conditions.

We share Putnam’s deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio. In the following pages, you will find an overview of your fund’s performance for the reporting period ended July 31, 2016, as well as an outlook for the coming months.

Now may be a good time for you to consult with your financial advisor, who can help you in determining if your portfolio remains aligned with your long-term goals, time horizon, and tolerance for risk.

As always, thank you for investing with Putnam.

Putnam Short Duration Income Fund

A conservative approach to seeking income

Putnam Short Duration Income Fund is designed for investors who seek a conservative risk profile and low volatility, along with income potential. Managed by a team of industry veterans, the fund offers a level of flexibility not necessarily available in other conservative investment options. Because the fund is not a money market fund, the managers can invest in a broader range of sectors and securities that may offer higher yields without taking on significantly more risk.

The fund's management team has an average of more than 20 years of experience.

Michael V. Salm
Investing since 1989

Joanne M. Driscoll, CFA
Investing since 1992

A broader range of income opportunities

The fund can invest in a wider range of securities than is available to money market funds.

Sectors available for investment	Money market funds	Putnam Short Duration Income Fund
Yankee/Eurodollar bonds	✓	✓
Certificates of deposit, commercial paper, time deposits	✓	✓
Agency-backed commercial paper	✓	✓
Repurchase agreements	✓	✓
Bankers' acceptances	✓	✓
U.S. government securities	✓	✓
Asset-backed securities		✓
Investment-grade corporates		✓
Mortgage-backed securities		✓
Commercial mortgage-backed securities		✓
Sovereign debt		✓
Derivatives		✓
Private placements and Rule 144A		✓

Investors should be aware of the differences between Putnam Short Duration Income Fund and money market funds before investing: Both seek to preserve capital and maintain liquidity. Money market funds generally focus on stability of principal, while Putnam Short Duration Income Fund seeks a balance of stability and income, which may result in increased volatility. Money market funds seek to maintain a net asset value (NAV) of $1.00 per share; the NAV of Putnam Short Duration Income Fund will fluctuate to reflect the market value of the portfolio. The fund's fees and expenses differ from money market funds; see the prospectus for details. The fund can invest in more bond sectors than money market funds and, as a result, will be exposed to a larger number of risks. Neither money market funds nor this fund is insured or guaranteed by the FDIC or any other government agency, and investors can lose money in each.

2 Short Duration Income Fund

Short Duration Income Fund 3

Interview with
your fund’s
portfolio managers

How has Putnam Short Duration Income Fund performed over the annual reporting period ended July 31, 2016?

Joanne: For the first half of the period, the fund performed in line with its benchmark — the BofA Merrill Lynch U.S. Treasury Bill Index. Over the following six months, the fund pulled ahead of the benchmark. For the period overall, the fund returned 0.76%, while the benchmark returned 0.27%.

Furthermore, the net asset value [NAV] of the fund was very stable throughout the year — never changing by more than a penny on any given day — despite several market shocks during the period.

What strategies contributed most to the fund’s relative performance?

Michael: The primary contributor to relative returns over the year was our allocation to financial issuers. Much of what we buy are corporate-issued floating-rate notes, of which the banking sector issues a large portion.

In the automotive sector, top performers included bonds issued by General Motors and Ford, both of which benefited from positive rating agency activity. S&P’s outlook on General Motors moved from stable to positive, while Ford was upgraded by both S&P and Moody’s during the period.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. See pages 5 and 10–12 for additional performance information. The fund had expense limitations during the period, without which returns would have been lower.

4	Short Duration Income Fund

In addition, the fund’s modest exposure to various types of securitized debt helped to add some income and diversification to the portfolio. Specifically, we derived positive results from allocations to asset-backed securities, commercial mortgage-backed securities, and agency collateralized mortgage obligations [agency CMOs].

Were there any strategies that detracted from relative returns?

Joanne: The primary detractors from performance for the annual period were our positions in the corporate debt of Volkswagen, Glencore Holding [a major mining and trading company], and Devon Energy, an oil, natural gas, and exploration business. Volkswagen’s troubles with emissions regulations came to light in September 2015. During the same time period, Glencore posted significant losses, and along with Devon, was affected by volatility in energy and commodity prices.

How would you describe the current rate environment, and how have pending money market rule changes impacted the fund’s investments?

Michael: After the Federal Reserve raised rates for the first time in a decade in December of 2015, and as London Interbank Offered Rate [LIBOR] interest rates increased into the new year, many expected further tightening by the Fed during 2016. The question was, and still is, when and by how much. This uncertainty is displayed in the disparity between Fed and market indicators. As LIBOR rates increased throughout the period, we benefited by our position in investment-grade, floating-rate corporate bond issues, a major component in the fund. At the same time, corporate issuers should be prepared for a rising rate environment at some point, and many have opted to issue less floating-rate debt, which has led to a declining supply of new issuance in this segment of the market.

While capital markets generally improved into the spring, softer economic numbers caused the tone of the Fed to shift, with the surprise Brexit vote — or the decision by U.K. voters to leave the European Union — adding to

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/16. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Short Duration Income Fund	5

concerns for investors and issuers worldwide. Although overall U.S. economic indicators have been mostly solid, if not robust, we do not currently expect another rate increase before December, and we believe that event is not at all certain as investors wait to see how global events and the U.S. election play out.

Joanne: Ahead of changes to money market rules slated for October 2016, approximately $300 billion in assets year to date have converted from prime retail or institutional money market funds to government money market funds. This has resulted in less demand for credit products maturing past the reform implementation date, as government money market funds must invest the vast majority of their assets in short-term government debt. Consequently, spreads have been widening. This has driven us to increase the allocation to commercial paper and certificates of deposit [CDs] invested in by the fund, as they have become generally more attractive in our view, with commercial paper maturing in a year or less producing returns similar to a corporate bond with a year to maturity.

In addition to commercial paper, are there any other security types that have caught your interest during the past year?

Michael: More recently, we have purchased agency credit-risk transfer deals. This security type is newer to the market and consists of the federal agencies transferring their credit risk on new mortgages to the capital markets. We have invested in the shorter, senior tranche of this market, and presently our exposure is not more than 1% to 2% of the fund.

Allocations are shown as a percentage of the fund’s net assets as of 7/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6	Short Duration Income Fund

What is your outlook for the coming months, and how are you positioning the fund?

Joanne: We’ve been pleased with the stability of the fund, particularly during the major risk-off event at the beginning of 2016 and the initial Brexit fallout in late June, and we think this underscores the resilience of the fund to potential future market dislocations. Also, we do not anticipate that pending changes to money market rules will negatively impact Putnam Short Duration Income Fund — it may even potentially benefit the fund.

As a reminder, the fund is not a money market fund and does not typically invest in Treasuries. We continue to favor the short end of the yield curve, with its lower sensitivity to changes in interest rates, and we believe different forms of credit risk offer attractive opportunities for our investors.

As always, unexpected geopolitical events may produce market volatility and change expectations for Fed action. With negative rates in Europe and Japan, investors have focused on both U.S. and emerging-market debt. Shocks in developing economies are always a possibility, and we believe that another currency devaluation in China would roil markets.

Michael: The commercial paper we have been investing in is fixed rate, but typically three months or shorter in maturity. This has allowed us to pick up additional yield

Credit qualities are shown as a percentage of the fund’s net assets as of 7/31/16. A bond rated BBB or higher (A-3/SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash and derivatives and may show a negative market value as a result of the timing of trade versus settlement date transactions. The fund itself has not been rated by an independent rating agency.

Short Duration Income Fund	7

recently without what we would call a sizeable increase in risk. As we approach the effective date of money market reform on October 14, 2016, a great deal of commercial paper and CDs are scheduled to mature. If issuers begin to dip into bank lines of credit rather than issue more short paper, we believe that spreads may widen even further, allowing us to continue to buy this short-term debt at what we consider attractive levels. Additionally, we expect LIBOR rates to continue to increase, which would benefit the fund when our floating-rate holdings reset their coupons and add additional income.

Thanks to you both for your time and for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Mike joined Putnam in 1997 and has been in the investment industry since 1989.

Portfolio Manager Joanne M. Driscoll, CFA, has an M.B.A. from the D’Amore-McKim School of Business at Northeastern University and a B.S. from Westfield State College. She joined Putnam in 1995 and has been in the investment industry since 1992.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8	Short Duration Income Fund

IN THE NEWS

With central banks exhausting the more traditional methods aimed at stimulating their economies, some are considering more novel strategies. Increasingly, central bankers and economists are discussing the merits of so-called “helicopter money,” which conjures images of money being dropped on the populace from the sky. Considered somewhat radical, the term was adopted in 1969 by economist Milton Friedman, who described the idea of a central bank printing money and injecting the cash directly into the economy, with the aim of boosting consumer demand and spending, and kick-starting a recovery. It differs from traditional stimulus measures, such as the U.S. government selling U.S. Treasury securities to the public in order to finance spending. With interest rates at zero — or even in negative territory — in major world economies like Japan and some European nations, the concept of helicopter money is gaining popularity. Under this strategy, cash could be transferred to people in the form of a government tax break or by simply making a direct deposit into individual bank accounts. Critics of helicopter money, however, say it could cause runaway inflation.

Short Duration Income Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/16

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
(inception dates)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(7/2/12)	(10/17/11)

Life of fund	3.01%	0.97%	0.97%	2.67%	0.97%	3.60%	3.59%
Annual average	0.62	0.20	0.20	0.55	0.20	0.74	0.74

3 years	1.78	0.50	0.50	1.63	0.50	2.09	2.09
Annual average	0.59	0.17	0.17	0.54	0.17	0.69	0.69

1 year	0.76	0.26	0.26	0.71	0.26	0.87	0.86

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. None of these share classes generally carry an initial sales charge or a contingent deferred sales charge. Performance for class R6 shares prior to its inception is derived from the historical performance of class Y shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 7/31/16

BofA Merrill Lynch U.S. Treasury
Bill Index

Life of fund	0.60%
Annual average	0.12

3 years	0.40
Annual average	0.13

1 year	0.27

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

10 Short Duration Income Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B, C, M, R, R6, and Y shares would have been valued at $10,097, $10,097, $10,267, $10,097, $10,360, and $10,359, respectively.

Fund price and distribution information For the 12-month period ended 7/31/16

Distributions	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Number	12	12	12	12	12	12	12

Income	$0.064150	$0.024657	$0.024649	$0.059170	$0.024662	$0.074814	$0.074201

Capital gains

Long-term gains	0.001800	0.001800	0.001800	0.001800	0.001800	0.001800	0.001800

Short-term gains	—	—	—	—	—	—	—

Total	$0.065950	$0.026457	$0.026449	$0.060970	$0.026462	$0.076614	$0.076001

Share value at net asset value

7/31/15	$10.03	$10.02	$10.02	$10.02	$10.02	$10.04	$10.04

7/31/16	10.04	10.02	10.02	10.03	10.02	10.05	10.05

Current rate (end of period)

Current dividend rate [1]	0.79%	0.39%	0.39%	0.74%	0.39%	0.89%	0.88%

Current 30-day SEC yield
(with expense limitation) [2,3]	0.75	0.36	0.36	0.71	0.36	0.87	0.85

Current 30-day SEC yield
(without expense limitation) [3]	0.61	0.21	0.22	0.56	0.21	0.72	0.71

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For the period, the fund had expense limitations, without which the yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Short Duration Income Fund	11

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/16

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
(inception dates)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(7/2/12)	(10/17/11)

Life of fund	2.84%	0.94%	0.94%	2.50%	0.94%	3.52%	3.41%
Annual average	0.60	0.20	0.20	0.53	0.20	0.74	0.72

3 years	1.76	0.58	0.58	1.51	0.58	2.17	2.06
Annual average	0.58	0.19	0.19	0.50	0.19	0.72	0.68

1 year	0.53	0.23	0.23	0.48	0.23	0.73	0.73

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Net expenses for the fiscal
year ended 7/31/15*	0.40%	0.80%	0.80%	0.45%	0.80%	0.29%	0.30%

Total annual operating
expenses for the fiscal year
ended 7/31/15	0.54%	0.94%	0.94%	0.59%	0.94%	0.43%	0.44%

Annualized expense ratio
for the six-month period
ended 7/31/16†	0.40%	0.80%	0.80%	0.45%	0.80%	0.29%	0.30%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 11/30/16.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

12 Short Duration Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 2/1/16 to 7/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$2.00	$3.99	$3.99	$2.24	$3.99	$1.45	$1.50

Ending value (after expenses)	$1,006.90	$1,003.80	$1,003.80	$1,005.60	$1,003.80	$1,006.40	$1,007.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 7/31/16, use the following calculation method. To find the value of your investment on 2/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$2.01	$4.02	$4.02	$2.26	$4.02	$1.46	$1.51

Ending value (after expenses)	$1,022.87	$1,020.89	$1,020.89	$1,022.63	$1,020.89	$1,023.42	$1,023.37

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Short Duration Income Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are not subject to an initial sales charge or a CDSC, except that a CDSC may apply to certain redemptions of class A shares obtained by exchanging shares from another Putnam fund that were originally purchased without an initial sales charge if the shares are redeemed within nine months of the original purchase. Exchange of your fund’s class A shares into another Putnam fund may involve an initial sales charge.

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge or a CDSC, except that a CDSC of 1.00% may apply to class C shares obtained in an exchange for class C shares of another Putnam fund if exchanged within one year of the original purchase date.

Class M shares are not subject to an initial sales charge or a CDSC. Exchange of your fund’s class M shares into another Putnam fund may involve an initial sales charge.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14 Short Duration Income Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2016, Putnam employees had approximately $495,000,000 and the Trustees had approximately $131,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Short Duration Income Fund 15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16 Short Duration Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

Short Duration Income Fund 17

fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes,

18 Short Duration Income Fund

brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least November 30, 2017 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. In addition, effective through at least November 30, 2017, Putnam Management will waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.24% of its average net assets. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Lipper as of December 31, 2015 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these

Short Duration Income Fund 19

different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, which commenced operations on October 17, 2011, the Trustees considered information about the fund’s total return, and your fund’s performance relative to its benchmark, for the one-year and three-year periods ended December 31, 2015. Over each of those periods, your fund’s class A share net return

20 Short Duration Income Fund

was positive and exceeded the return of its benchmark. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Short Duration Income Fund 21

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 Short Duration Income Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Short Duration Income Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Short Duration Income Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 12, 2016

Short Duration Income Fund 23

The fund’s portfolio 7/31/16

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (56.7%)*	rate (%)	date	amount	Value

Banking (30.7%)
ABN Amro Bank NV 144A sr. unsec.
FRN (Netherlands)	1.543	10/28/16	$20,505,000	$20,533,358

ABN Amro Bank NV 144A sr. unsec. unsub.
notes (Netherlands)	4.250	2/2/17	4,150,000	4,211,802

Australia & New Zealand Banking Group, Ltd. 144A sr.
unsec. unsub. FRN (Australia)	1.376	11/16/18	10,520,000	10,545,269

Australia & New Zealand Banking Group, Ltd. 144A sr.
unsec. unsub. FRN (Australia)	1.119	1/16/18	11,500,000	11,488,001

Australia & New Zealand Banking Group, Ltd./New
York NY sr. unsec. unsub. FRN	1.186	5/15/18	6,000,000	6,005,106

Bank of America Corp. unsec. sub. FRN	1.187	5/2/17	10,132,000	10,102,789

Bank of America Corp. unsec. sub. FRN	0.956	8/15/16	3,873,000	3,872,864

Bank of America, NA unsec. sub. FRN Ser. BKNT	0.953	6/15/17	15,439,000	15,392,976

Bank of Montreal sr. unsec. unsub. FRN (Canada)	1.025	4/10/18	3,000,000	2,987,604

Bank of Montreal sr. unsec. unsub. FRN
Ser. MTN (Canada)	1.362	7/31/18	18,100,000	18,144,997

Bank of Montreal sr. unsec. unsub. FRN
Ser. MTN (Canada)	1.329	7/18/19	5,000,000	5,007,945

Bank of New York Mellon Corp. (The) sr. unsec.
FRN Ser. MTN	1.197	8/1/18	645,000	645,426

Bank of New York Mellon Corp. (The) sr.
unsec. unsub. FRN	1.034	5/22/18	7,505,000	7,503,769

Bank of New York Mellon Corp. (The) sr. unsec.
unsub. FRN Ser. 1	1.120	3/6/18	4,062,000	4,061,435

Bank of Nova Scotia (The) sr. unsec. unsub.
FRN (Canada)	1.510	1/15/19	5,000,000	5,035,415

Bank of Nova Scotia (The) sr. unsec. unsub.
FRN (Canada)	1.316	6/14/19	10,000,000	10,010,130

Bank of Nova Scotia (The) sr. unsec. unsub.
FRN (Canada)	1.126	6/11/18	10,000,000	9,998,840

Bank of Nova Scotia (The) sr. unsec. unsub.
FRN (Canada)	0.975	4/11/17	10,000,000	10,001,650

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr.
unsec. unsub. FRN (Japan)	1.267	9/9/16	4,300,000	4,301,969

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr.
unsec. unsub. FRN (Japan)	1.230	3/5/18	5,000,000	4,975,850

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr.
unsec. unsub. FRN (Japan)	0.971	9/8/17	5,000,000	4,981,770

Banque Federative du Credit Mutuel SA 144A sr.
unsec. unsub. FRN (France)	1.593	10/28/16	1,850,000	1,852,812

Banque Federative du Credit Mutuel SA 144A sr.
unsec. unsub. FRN (France)	1.546	1/20/17	18,600,000	18,635,042

Barclays Bank PLC sr. unsec. unsub. FRN
(United Kingdom)	1.208	2/17/17	7,100,000	7,098,616

Barclays Bank PLC sr. unsec. unsub. FRN Ser. MTN
(United Kingdom)	1.197	12/9/16	9,385,000	9,380,195

BB&T Corp. sr. unsec. unsub. FRN Ser. MTN	1.395	1/15/20	2,882,000	2,864,622

BB&T Corp. sr. unsec. unsub. FRN Ser. MTN	1.297	2/1/19	5,600,000	5,620,384

24 Short Duration Income Fund

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (56.7%)* cont.	rate (%)	date	amount	Value

Banking cont.
BNP Paribas SA company guaranty sr. unsec.
FRN (France)	1.246	12/12/16	$4,385,000	$4,391,630

BNP Paribas SA company guaranty sr. unsec. unsub.
FRN Ser. MTN (France)	1.136	3/17/17	13,253,000	13,253,689

BNP Paribas SA company guaranty sr. unsec. unsub.
FRN Ser. MTN (France)	1.092	5/7/17	2,403,000	2,402,476

BNP Paribas SA company guaranty sr. unsec. unsub.
notes Ser. MTN (France)	1.250	12/12/16	8,344,000	8,353,037

BPCE SA company guaranty sr. unsec. FRN
Ser. MTN (France)	1.480	2/10/17	10,175,000	10,205,403

BPCE SA company guaranty sr. unsec. unsub. FRB
Ser. MTN (France)	1.252	6/23/17	13,000,000	12,998,297

Branch Banking & Trust Co. sr. unsec. unsub.
FRN Ser. MTN	1.160	5/1/19	15,000,000	14,995,890

Branch Banking & Trust Co. unsec. sub.
FRN Ser. BKNT	0.954	5/23/17	4,850,000	4,844,592

Canadian Imperial Bank of Commerce sr. unsec.
unsub. FRN Ser. EMTN (Canada)	0.829	2/21/17	4,200,000	4,193,742

Capital One NA/Mclean VA sr. unsec. FRN	1.778	8/17/18	8,525,000	8,585,187

Capital One, NA sr. unsec. FRN Ser. BKNT	1.313	2/5/18	13,000,000	12,977,263

Citigroup, Inc. sr. unsec. FRN	1.587	6/7/19	10,000,000	10,024,290

Citigroup, Inc. sr. unsec. FRN	1.424	4/27/18	10,425,000	10,418,912

Citigroup, Inc. sr. unsec. FRN	1.361	11/24/17	5,577,000	5,585,466

Citigroup, Inc. sr. unsec. notes	1.300	11/15/16	5,000,000	5,002,675

Comerica Bank unsec. sub. notes Ser. BKNT	5.750	11/21/16	14,334,000	14,526,893

Commonwealth Bank of Australia 144A sr. unsec.
FRN (Australia)	0.931	9/8/17	7,000,000	6,997,942

Commonwealth Bank of Australia 144A sr. unsec.
unsub. FRN (Australia)	1.713	3/15/19	1,550,000	1,567,717

Commonwealth Bank of Australia 144A sr. unsec.
unsub. FRN (Australia)	1.056	3/12/18	10,000,000	9,978,730

Commonwealth Bank of Australia/New York,
NY 144A sr. unsec. FRB	1.427	11/2/18	8,000,000	8,033,464

Cooperatieve Centrale Raiffeisen-Boerenleenbank
BA/Netherlands (Rabobank Nederland) company
guaranty sr. unsec. notes (Netherlands)	3.375	1/19/17	6,455,000	6,523,617

Credit Agricole SA/London 144A sr. unsec. FRN
(United Kingdom)	1.480	4/15/19	20,940,000	20,908,590

Credit Agricole SA/London 144A sr. unsec. notes
(United Kingdom)	3.000	10/1/17	6,000,000	6,114,492

Credit Suisse AG/New York, NY sr. unsec. FRN	1.442	1/29/18	14,860,000	14,857,489

Credit Suisse AG/New York, NY sr. unsec. FRN	1.414	4/27/18	10,600,000	10,571,475

Fifth Third Bancorp unsec. sub. FRB	1.067	12/20/16	15,560,000	15,552,313

Firth Third Bank/Cincinnati, OH sr. unsec.
FRN Ser. MTN	1.546	8/20/18	10,000,000	10,015,800

HBOS PLC unsec. sub. FRN Ser. EMTN
(United Kingdom)	1.380	9/6/17	8,830,000	8,769,779

HBOS PLC unsec. sub. FRN Ser. EMTN
(United Kingdom)	1.331	9/30/16	15,035,000	15,012,448

Short Duration Income Fund 25

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (56.7%)* cont.	rate (%)	date	amount	Value

Banking cont.
HSBC USA, Inc. sr. unsec. unsub. FRN	1.520	9/24/18	$440,000	$438,955

HSBC USA, Inc. sr. unsec. unsub. FRN	1.402	8/7/18	13,100,000	13,046,513

HSBC USA, Inc. sr. unsec. unsub. FRN	1.237	11/13/19	7,000,000	6,915,034

HSBC USA, Inc. sr. unsec. unsub. FRN	1.131	3/3/17	5,000,000	4,996,245

Huntington National Bank (The) sr. unsec. unsub. FRN	1.140	4/24/17	24,725,000	24,704,379

ING Bank NV 144A sr. unsec. FRN (Netherlands)	1.408	8/17/18	7,000,000	6,992,531

ING Bank NV 144A sr. unsec. notes (Netherlands)	3.750	3/7/17	3,362,000	3,412,359

ING Bank NV 144A sr. unsec. unsub.
FRN (Netherlands)	1.336	10/1/19	1,800,000	1,787,425

ING Bank NV 144A unsec. FRN (Netherlands)	1.205	3/16/18	14,500,000	14,443,436

JPMorgan Chase & Co. sr. unsec. FRN Ser. MTN	1.183	3/1/18	5,000,000	5,001,450

JPMorgan Chase & Co. sr. unsec. unsub. FRN	1.670	1/23/20	12,347,000	12,449,332

JPMorgan Chase & Co. sr. unsec. unsub. FRN	1.615	1/25/18	10,003,000	10,072,571

KeyBank NA/Cleveland, OH sr. unsec. FRN	1.152	11/25/16	9,024,000	9,027,447

KeyBank NA/Cleveland, OH sr. unsec.
notes Ser. BKNT	1.100	11/25/16	3,482,000	3,483,045

Manufacturers & Traders Trust Co. sr. unsec. FRB	1.127	1/30/17	5,995,000	5,997,722

Manufacturers & Traders Trust Co. sr. unsec.
FRN Ser. BKNT	1.015	7/25/17	7,000,000	6,993,315

Mizuho Bank, Ltd. 144A company guaranty sr. unsec.
unsub. FRN (Japan)	1.280	3/26/18	9,750,000	9,714,637

Mizuho Bank, Ltd. 144A company guaranty sr. unsec.
unsub. FRN (Japan)	1.118	4/16/17	11,000,000	10,996,601

Mizuho Bank, Ltd. 144A company guaranty sr. unsec.
unsub. FRN (Japan)	1.090	9/25/17	3,000,000	2,993,253

MUFG Union Bank NA sr. unsec. FRN	1.033	5/5/17	4,000,000	4,000,436

National Australia Bank, Ltd. 144A sr. unsec. unsub.
FRN (Australia)	1.453	1/14/19	10,000,000	10,042,150

National Australia Bank, Ltd. 144A sr. unsec. unsub.
FRN (Australia)	1.355	7/23/18	10,000,000	10,024,550

National Bank of Canada sr. unsec. FRN
Ser. BKNT (Canada)	1.496	12/14/18	11,620,000	11,673,266

National City Bank/Cleveland, OH unsec. sub.
FRN Ser. BKNT	1.052	6/7/17	14,340,000	14,328,944

National City Bank/Cleveland, OH unsec. sub.
FRN Ser. BKNT	1.003	12/15/16	6,039,000	6,036,929

Nordea Bank AB 144A sr. unsec. unsub.
FRN (Sweden)	1.496	9/17/18	10,300,000	10,349,687

Nordea Bank AB 144A sr. unsec. unsub.
FRN (Sweden)	1.013	4/4/17	8,800,000	8,801,954

Nordea Bank AB 144A sr. unsec. unsub.
notes (Sweden)	3.125	3/20/17	2,240,000	2,268,941

PNC Bank NA sr. unsec. FRN Ser. MTN	1.093	6/1/18	5,000,000	4,984,120

Royal Bank of Canada sr. unsec. unsub. FRN (Canada)	1.358	12/10/18	12,000,000	11,999,232

Royal Bank of Canada sr. unsec. unsub. FRN
Ser. GMTN (Canada)	1.292	7/30/18	10,000,000	9,981,490

Royal Bank of Canada sr. unsec. unsub. FRN
Ser. GMTN (Canada)	1.232	7/29/19	8,000,000	7,996,632

26 Short Duration Income Fund

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (56.7%)* cont.	rate (%)	date	amount	Value

Banking cont.
Royal Bank of Scotland Group PLC sr. unsec. unsub.
FRB (United Kingdom)	1.571	3/31/17	$16,330,000	$16,269,481

Royal Bank of Scotland Group PLC sr. unsec. unsub.
notes (United Kingdom)	1.875	3/31/17	2,000,000	1,998,174

Santander Bank, NA sr. unsec. FRN	1.597	1/12/18	6,900,000	6,864,748

Santander UK PLC sr. unsec. unsub. FRN
(United Kingdom)	1.037	9/29/17	9,565,000	9,492,717

Santander UK PLC sr. unsec. unsub. FRN Ser. GMTN
(United Kingdom)	1.511	8/24/18	7,000,000	6,961,192

Societe Generale SA company guaranty sr. unsec.
unsub. FRN (France)	1.726	10/1/18	21,625,000	21,774,364

Sumitomo Mitsui Banking Corp. company guaranty sr.
unsec. unsub. FRB (Japan)	1.268	1/16/18	6,000,000	5,992,836

Sumitomo Mitsui Banking Corp. company guaranty sr.
unsec. unsub. FRB (Japan)	1.095	1/10/17	6,000,000	6,002,898

Sumitomo Mitsui Banking Corp. company guaranty sr.
unsec. unsub. FRN Ser. GMTN (Japan)	1.455	7/23/18	8,000,000	7,986,176

Sumitomo Mitsui Banking Corp. company guaranty sr.
unsec. unsub. FRN Ser. GMTN (Japan)	0.985	7/11/17	5,000,000	4,997,980

Suncorp-Metway, Ltd. 144A sr. unsec. unsub.
FRN (Australia)	1.324	3/28/17	5,250,000	5,257,214

SunTrust Bank/Atlanta, GA sr. unsec. FRN Ser. BKNT	1.066	2/15/17	22,355,000	22,332,198

Svenska Handelsbanken AB company guaranty sr.
unsec. notes (Sweden)	2.875	4/4/17	14,000,000	14,177,212

Toronto-Dominion Bank (The) sr. unsec. FRN
Ser. GMTN (Canada)	1.255	7/23/18	10,000,000	10,009,150

Toronto-Dominion Bank (The) sr. unsec. unsub.
FRN (Canada)	1.319	8/13/19	6,000,000	6,004,272

Toronto-Dominion Bank (The) sr. unsec. unsub. FRN
Ser. MTN (Canada)	1.193	11/5/19	2,500,000	2,490,000

Toronto-Dominion Bank (The) sr. unsec. unsub. FRN
Ser. MTN (Canada)	0.956	3/13/18	10,000,000	9,971,160

U.S. Bancorp sr. unsec. unsub. FRN Ser. MTN	1.116	11/15/18	10,000,000	10,013,870

U.S. Bank, NA/Cincinnati, OH sr. unsec.
FRN Ser. BKNT	1.223	10/28/19	6,700,000	6,706,258

U.S. Bank, NA/Cincinnati, OH sr. unsec.
FRN Ser. BKNT	0.856	9/11/17	10,188,000	10,181,714

UBS AG/Stamford CT sr. unsec. FRN Ser. GMTN	1.340	3/26/18	12,225,000	12,243,130

UBS AG/Stamford CT sr. unsec. FRN Ser. GMTN	1.266	8/14/19	12,000,000	11,943,276

Wells Fargo & Co. sr. unsec. FRN	1.162	4/22/19	4,839,000	4,829,864

Wells Fargo & Co. sr. unsec. unsub. FRN	1.345	4/23/18	3,000,000	3,008,280

Wells Fargo & Co. sr. unsec. unsub. FRN	1.056	9/14/18	12,725,000	12,691,800

Wells Fargo Bank, NA sr. unsec. FRN Ser. BKNT
(acquired various dates 1/22/16 to 7/19/16, cost
$7,833,222) ∆∆	1.442	1/22/18	7,825,000	7,865,291

Westpac Banking Corp. sr. unsec. unsub.
FRN (Australia)	1.394	11/23/18	10,000,000	10,042,600

Short Duration Income Fund 27

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (56.7%)* cont.	rate (%)	date	amount	Value

Banking cont.
Westpac Banking Corp. sr. unsec. unsub.
FRN (Australia)	1.092	5/25/18	$11,000,000	$10,979,496

Westpac Banking Corp. sr. unsec. unsub.
FRN (Australia)	1.043	12/1/17	7,000,000	6,999,923

1,024,965,789
Basic materials (0.1%)
Monsanto Co. sr. unsec. unsub. FRN	0.832	11/7/16	3,425,000	3,422,352

3,422,352
Capital goods (0.5%)
John Deere Capital Corp. sr. unsec. FRN Ser. MTN	0.873	12/15/17	10,000,000	9,991,850

John Deere Capital Corp. sr. unsec. unsub.
FRN Ser. MTN	0.969	1/16/18	6,000,000	6,008,238

16,000,088
Communication services (1.5%)
AT&T, Inc. sr. unsec. unsub. FRN	1.577	11/27/18	10,000,000	10,059,300

Deutsche Telekom International Finance
BV 144A company guaranty sr. unsec. unsub.
notes (Netherlands)	2.250	3/6/17	2,995,000	3,014,021

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes	5.850	5/1/17	6,755,000	6,965,688

Verizon Communications, Inc. sr. unsec. unsub. FRN	2.183	9/15/16	7,500,000	7,514,430

Verizon Communications, Inc. sr. unsec. unsub. FRN	1.127	8/15/19	9,000,000	9,000,324

Verizon Communications, Inc. sr. unsec. unsub. FRN	1.057	6/9/17	13,000,000	13,018,603

49,572,366
Conglomerates (0.4%)
General Electric Capital Corp. company guaranty sr.
unsec. unsub. FRN Ser. MTN	0.902	8/7/18	4,062,000	4,055,513

Siemens Financieringsmaatschappij NV 144A
company guaranty sr. unsec. FRN (Netherlands)	0.942	5/25/18	10,000,000	10,006,940

14,062,453
Consumer cyclicals (3.9%)
Daimler Finance North America, LLC 144A company
guaranty sr. unsec. FRN	1.397	7/5/19	10,000,000	9,989,510

Daimler Finance North America, LLC 144A company
guaranty sr. unsec. FRN	1.008	3/10/17	10,000,000	10,001,290

Daimler Finance North America, LLC 144A company
guaranty sr. unsec. FRN	0.977	8/1/17	5,000,000	4,988,940

Ford Motor Credit Co., LLC sr. unsec. unsub. FRN	1.250	12/6/17	15,000,000	14,940,435

Ford Motor Credit Co., LLC sr. unsec. unsub. FRN	1.181	9/8/17	5,500,000	5,489,957

General Motors Financial Co., Inc. company guaranty
sr. unsec. unsub. FRN	2.238	5/9/19	10,000,000	9,972,550

General Motors Financial Co., Inc. company guaranty
sr. unsec. unsub. FRN	2.025	4/10/18	10,905,000	10,937,366

Hutchison Whampoa International 14, Ltd. 144A
company guaranty sr. unsec. unsub. bonds
(Hong Kong)	1.625	10/31/17	2,500,000	2,507,958

Hyundai Capital Services, Inc. 144A sr. unsec. unsub.
FRN (South Korea)	1.447	3/18/17	3,000,000	3,000,786

Nissan Motor Acceptance Corp. 144A sr. unsec. FRN	1.456	4/6/18	5,000,000	4,998,340

Nissan Motor Acceptance Corp. 144A sr. unsec. FRN	1.231	3/3/17	7,900,000	7,902,188

28 Short Duration Income Fund

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (56.7%)* cont.	rate (%)	date	amount	Value

Consumer cyclicals cont.
Nissan Motor Acceptance Corp. 144A sr.
unsec. unsub. FRN	1.340	9/26/16	$9,350,000	$9,357,704

Toyota Motor Credit Corp. sr. unsec. unsub.
FRB Ser. GMTN	1.129	7/13/18	10,000,000	10,023,360

Toyota Motor Credit Corp. sr. unsec. unsub.
FRN Ser. MTN	1.069	1/17/19	2,105,000	2,105,065

Toyota Motor Credit Corp. sr. unsec. unsub.
FRN Ser. MTN	0.826	5/16/17	10,000,000	10,004,140

Walt Disney Co. (The) sr. unsec. unsub. FRN	0.981	1/8/19	15,000,000	14,996,235

131,215,824
Consumer finance (1.6%)
American Express Bank FSB sr. unsec. unsub.
FRN Ser. BKNT	0.776	6/12/17	12,340,000	12,321,934

American Express Co. sr. unsec. unsub. FRN	1.244	5/22/18	7,860,000	7,846,835

American Express Credit Corp. sr. unsec. unsub.
FRN Ser. MTN	1.413	11/5/18	6,000,000	6,040,884

American Honda Finance Corp. sr. unsec. unsub.
FRN Ser. MTN	1.129	7/13/18	7,000,000	7,021,042

American Honda Finance Corp. sr. unsec. unsub.
FRN Ser. MTN	0.966	12/11/17	15,000,000	15,031,035

Capital One Bank USA NA sr. unsec. unsub.
notes Ser. BKNT	1.150	11/21/16	3,955,000	3,957,662

52,219,392
Consumer staples (2.0%)
Anheuser-Busch InBev Finance, Inc. company
guaranty sr. unsec. unsub. FRN	1.037	2/1/19	3,874,000	3,867,414

Anheuser-Busch InBev Finance, Inc. company
guaranty sr. unsec. unsub. FRN	0.924	1/27/17	4,465,000	4,460,932

Kroger Co. (The) sr. unsec. FRN	1.209	10/17/16	26,895,000	26,906,161

Molson Coors Brewing Co. company guaranty sr.
unsec. unsub. notes	1.450	7/15/19	3,000,000	3,015,606

PepsiCo, Inc. sr. unsec. unsub. FRN	1.244	2/22/19	4,000,000	4,026,496

PepsiCo, Inc. sr. unsec. unsub. FRN	1.019	10/13/17	10,510,000	10,545,555

SABMiller Holdings, Inc. 144A company guaranty sr.
unsec. unsub. notes	2.450	1/15/17	13,225,000	13,317,760

66,139,924
Energy (1.4%)
BP Capital Markets PLC company guaranty sr. unsec.
unsub. FRN (United Kingdom)	0.980	2/10/17	10,550,000	10,550,285

Chevron Corp. sr. unsec. unsub. FRN	1.126	5/16/18	15,000,000	15,015,120

Shell International Finance BV company guaranty sr.
unsec. unsub. FRN (Netherlands)	1.210	11/10/18	20,920,000	20,993,304

46,558,709
Financial (1.3%)
Berkshire Hathaway Finance Corp. company guaranty
sr. unsec. unsub. FRN	1.232	3/7/18	10,000,000	10,062,180

Berkshire Hathaway Finance Corp. company guaranty
sr. unsec. unsub. FRN	0.967	1/12/18	10,000,000	10,017,570

Morgan Stanley sr. unsec. unsub. FRB Ser. MTN	1.129	10/18/16	23,000,000	23,011,753

				43,091,503

Short Duration Income Fund 29

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (56.7%)* cont.	rate (%)	date	amount	Value

Health care (2.9%)
Actavis Funding SCS company guaranty sr. unsec.
FRN (Luxembourg)	1.548	9/1/16	$13,000,000	$13,008,307

Actavis Funding SCS company guaranty sr. unsec.
unsub. FRN (Luxembourg)	1.736	3/12/18	10,000,000	10,054,010

Aetna, Inc. sr. unsec. unsub. FRN	1.307	12/8/17	15,000,000	15,038,040

Amgen, Inc. sr. unsec. FRN	1.034	5/22/17	22,950,000	22,970,471

AstraZeneca PLC sr. unsec. unsub. FRN
(United Kingdom)	1.156	11/16/18	10,000,000	10,022,350

Bayer US Finance, LLC 144A company guaranty sr.
unsec. unsub. FRN	0.936	10/6/17	16,595,000	16,543,738

Teva Pharmaceutical Finance Co. BV company
guaranty sr. unsec. unsub. notes. (Israel)	2.400	11/10/16	10,000,000	10,044,600

97,681,516
Insurance (2.6%)
American International Group, Inc. sr. unsec. unsub.
notes Ser. MTN	5.600	10/18/16	3,400,000	3,433,527

Hartford Financial Services Group, Inc. (The) sr.
unsec. notes	5.500	10/15/16	9,815,000	9,905,318

Hartford Financial Services Group, Inc. (The) sr.
unsec. notes	5.375	3/15/17	16,000,000	16,392,144

Jackson National Life Global Funding 144A sr. FRN	1.260	10/13/17	10,222,000	10,252,646

Liberty Mutual Group, Inc. 144A sr. unsec. notes	6.700	8/15/16	15,686,000	15,715,286

New York Life Global Funding 144A FRN	1.056	4/6/18	10,600,000	10,634,736

New York Life Global Funding 144A FRN	0.933	12/15/17	10,000,000	10,013,850

Principal Life Global Funding II 144A sr. FRN	1.173	12/1/17	10,000,000	10,023,340

86,370,847
Investment banking/Brokerage (1.2%)
Goldman Sachs Group, Inc. (The) sr.
unsec. unsub. FRN	1.324	5/22/17	5,000,000	5,007,540

Goldman Sachs Group, Inc. (The) sr. unsec. unsub.
FRN Ser. MTN	1.453	12/15/17	11,200,000	11,213,798

Goldman Sachs Group, Inc. (The) sr. unsec. unsub.
FRN Ser. MTN	1.305	6/4/17	10,200,000	10,212,475

Macquarie Bank, Ltd. 144A sr. unsec. FRN (Australia)	1.430	3/24/17	1,415,000	1,413,526

Macquarie Bank, Ltd. 144A sr. unsec. unsub.
FRN (Australia)	1.364	10/27/17	2,165,000	2,162,157

Macquarie Group, Ltd. 144A sr. unsec. unsub.
FRN (Australia)	1.637	1/31/17	10,325,000	10,340,384

40,349,880
Real estate (3.6%)
AvalonBay Communities, Inc. sr. unsec. sub.
notes Ser. MTN R	5.750	9/15/16	3,771,000	3,790,534

AvalonBay Communities, Inc. sr. unsec. unsub. notes
Ser. GMTN R	5.700	3/15/17	19,885,000	20,400,598

Brandywine Operating Partnership LP company
guaranty sr. unsec. unsub. notes R	5.700	5/1/17	11,608,000	11,956,646

ERP Operating LP sr. unsec. notes R	5.750	6/15/17	14,332,000	14,903,918

HCP, Inc. sr. unsec. notes Ser. MTN R	6.300	9/15/16	12,918,000	12,989,269

HCP, Inc. sr. unsec. unsub. notes R	6.000	1/30/17	8,450,000	8,640,505

Liberty Property LP sr. unsec. unsub. notes R	5.500	12/15/16	810,000	822,393

30 Short Duration Income Fund

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (56.7%)* cont.	rate (%)	date	amount	Value

Real estate cont.
Realty Income Corp. sr. unsec. notes R	5.950	9/15/16	$15,200,000	$15,283,722

Regency Centers LP company guaranty sr. unsec.
unsub. notes R	5.875	6/15/17	2,579,000	2,671,001

Simon Property Group LP sr. unsec. unsub. notes R	5.250	12/1/16	4,921,000	4,938,829

Simon Property Group LP sr. unsec. unsub. notes R	2.800	1/30/17	16,675,000	16,745,118

Ventas Realty LP company guaranty sr. unsec.
sub. notes R	1.250	4/17/17	7,800,000	7,805,788

				120,948,321
Technology (1.3%)
Apple, Inc. sr. unsec. FRN	0.934	5/6/19	1,070,000	1,073,094

Apple, Inc. sr. unsec. unsub. FRN	1.474	2/22/19	7,000,000	7,100,464

Cisco Systems, Inc. sr. unsec. FRN	0.963	6/15/18	10,000,000	10,014,440

Cisco Systems, Inc. sr. unsec. unsub. FRN	1.254	2/21/18	5,000,000	5,029,470

eBay, Inc. sr. unsec. unsub. FRN	0.943	7/28/17	7,000,000	6,968,178

QUALCOMM, Inc. sr. unsec. unsub. FRN	0.906	5/18/18	10,000,000	10,001,140

Western Union Co. (The) company guaranty sr. unsec.
unsub. notes	5.930	10/1/16	4,000,000	4,030,788

				44,217,574
Transportation (0.2%)
Continental Airlines, Inc. pass-through
certificates Ser. 97-4A	6.900	1/2/18	1,627,477	1,676,301

Kansas City Southern company guaranty sr.
unsec. sub. FRN	1.443	10/28/16	4,000,000	3,999,808

				5,676,109
Utilities and power (1.5%)
Duke Energy Corp. sr. unsec. FRN	1.034	4/3/17	16,441,000	16,438,041

Duke Energy Progress, Inc. sr. mtge. FRN	0.880	3/6/17	5,000,000	4,991,305

Electricite de France (EDF) 144A sr. unsec. unsub.
FRN (France)	1.156	1/20/17	8,000,000	8,003,576

Enbridge, Inc. sr. unsec. unsub. FRN (Canada)	1.136	6/2/17	5,000,000	4,936,705

Exelon Corp. sr. unsec. unsub. notes	1.550	6/9/17	12,380,000	12,403,609

Xcel Energy, Inc. sr. unsec. unsub. notes	1.200	6/1/17	5,000,000	4,996,815

				51,770,051

Total corporate bonds and notes (cost $1,893,432,740)				$1,894,262,698

		Maturity	Principal
COMMERCIAL PAPER (35.1%)*	Yield (%)	date	amount	Value

Agrium, Inc. (Canada)	0.901	9/19/16	$1,310,000	$1,308,498

Agrium, Inc. (Canada)	1.013	8/22/16	3,450,000	3,448,268

Agrium, Inc. (Canada)	0.901	8/15/16	2,000,000	1,999,298

Agrium, Inc. (Canada)	0.922	8/12/16	6,550,000	6,548,120

Agrium, Inc. (Canada)	0.922	8/8/16	10,000,000	9,997,978

Albermarle Corp.	1.271	8/10/16	8,000,000	7,997,515

Albermarle Corp.	1.282	8/4/16	16,125,000	16,122,533

Ameren Corp.	0.771	8/10/16	10,000,000	9,997,560

Ameren Corp.	0.770	8/9/16	3,558,000	3,557,206

Ameren Corp.	0.783	8/5/16	9,000,000	8,998,740

American Electric Power Co., Inc.	0.831	9/6/16	10,000,000	9,991,637

Short Duration Income Fund 31

		Maturity	Principal
COMMERCIAL PAPER (35.1%)* cont.	Yield (%)	date	amount	Value

Amphenol Corp.	0.821	9/1/16	$10,000,000	$9,992,775

Amphenol Corp.	0.780	8/22/16	2,100,000	2,098,946

Amphenol Corp.	0.811	8/18/16	6,000,000	5,997,507

Amphenol Corp.	0.821	8/4/16	5,000,000	4,999,402

Anheuser-Busch InBev Worldwide, Inc.	1.005	9/29/16	3,000,000	2,997,598

Anheuser-Busch InBev Worldwide, Inc.	1.017	12/28/16	10,000,000	9,970,149

Assa Abloy Financial Services (Sweden)	1.055	10/11/16	10,000,000	9,982,672

Assa Abloy Financial Services (Sweden)	1.090	9/16/16	5,000,000	4,994,637

Assa Abloy Financial Services AB (Sweden)	1.053	9/20/16	3,000,000	2,996,484

Assa Abloy Financial Services AB (Sweden)	1.002	9/15/16	5,000,000	4,994,760

Autonation, Inc. 144A	0.950	8/1/16	24,500,000	24,498,142

AXA Financial, Inc.	0.924	9/12/16	12,500,000	12,489,375

AXA Financial, Inc. 144A	1.055	10/24/16	10,000,000	9,981,319

BASF SE (Germany)	0.773	9/28/16	10,000,000	9,992,172

Baxter International, Inc.	0.710	8/9/16	10,000,000	9,997,769

Baxter International, Inc.	0.690	8/3/16	1,240,000	1,239,877

Bell Canada, Inc. (Canada)	0.835	8/29/16	12,000,000	11,993,170

Bell Canada, Inc. (Canada)	0.801	8/18/16	13,000,000	12,995,320

Campbell Soup Co.	0.681	8/17/16	14,000,000	13,994,776

Campbell Soup Co.	0.671	8/10/16	4,000,000	3,999,077

Canadian Natural Resources, Ltd. (Canada)	1.402	8/30/16	7,000,000	6,994,630

Canadian Natural Resources, Ltd. (Canada)	1.221	8/9/16	5,000,000	4,998,732

Canadian Natural Resources, Ltd. (Canada)	1.010	8/2/16	12,000,000	11,998,916

CenterPoint Energy, Inc.	0.851	9/22/16	10,000,000	9,987,778

CenterPoint Energy, Inc.	0.821	9/6/16	5,000,000	4,995,818

CenterPoint Energy, Inc.	0.761	8/9/16	9,000,000	8,997,992

Church & Dwight Co., Inc.	0.730	8/18/16	12,500,000	12,494,806

Clorox Co. (The)	0.851	8/22/16	1,900,000	1,899,046

Clorox Co. (The)	0.801	8/8/16	2,844,000	2,843,425

Commerzbank U.S. Finance Inc.	0.942	8/24/16	19,000,000	18,992,329

Deutsche Telekom AG (Germany)	0.962	9/23/16	8,500,000	8,489,396

Deutsche Telekom AG (Germany)	0.836	8/2/16	14,000,000	13,999,169

Discovery Communications, LLC	0.918	8/1/16	17,000,000	16,998,711

Dominion Resources, Inc./VA	0.781	9/13/16	12,000,000	11,988,009

Duke Energy Corp.	0.730	8/8/16	4,000,000	3,999,191

Electricite De France SA (France)	0.861	9/26/16	12,500,000	12,481,665

Enbridge Energy Partners LP	1.200	8/3/16	5,850,000	5,849,338

Enbridge Energy Partners LP 144A	1.231	8/9/16	13,000,000	12,996,703

Entergy Corp.	0.850	8/1/16	24,500,000	24,498,346

Enterprise Products Operating, LLC	0.881	8/26/16	10,000,000	9,994,104

Enterprise Products Operating, LLC	0.871	8/25/16	11,730,000	11,723,340

Equifax, Inc.	0.841	8/3/16	13,500,000	13,498,659

Equifax, Inc. 144A	0.788	8/1/16	12,750,000	12,749,246

ERAC USA Finance, LLC	1.053	9/21/16	4,000,000	3,995,212

ERAC USA Finance, LLC	0.945	8/17/16	4,510,000	4,508,222

ERAC USA Finance, LLC	0.901	8/16/16	600,000	599,777

32 Short Duration Income Fund

		Maturity	Principal
COMMERCIAL PAPER (35.1%)* cont.	Yield (%)	date	amount	Value

ERAC USA Finance, LLC	0.890	8/8/16	$16,827,000	$16,823,597

FMC Technologies, Inc.	0.901	8/19/16	8,000,000	7,996,500

FMC Technologies, Inc.	0.901	8/15/16	1,525,000	1,524,465

FMC Technologies, Inc.	0.911	8/4/16	14,500,000	14,498,265

Ford Motor Credit Co., LLC	0.932	9/14/16	3,000,000	2,996,146

Ford Motor Credit Co., LLC	0.871	8/19/16	2,000,000	1,998,892

Fortive Corp.	0.801	8/2/16	10,000,000	9,999,209

Hawaiian Electric Company, Inc.	1.020	8/4/16	15,000,000	14,997,957

Hawaiian Electric Company, Inc.	1.010	8/2/16	7,000,000	6,999,368

Humana, Inc. 144A	0.859	8/22/16	23,000,000	22,986,921

Hyundai Capital America (South Korea)	0.801	9/7/16	2,950,000	2,947,466

Hyundai Capital America (South Korea)	0.822	8/23/16	1,800,000	1,799,058

Hyundai Capital America (South Korea)	0.750	8/10/16	3,300,000	3,299,195

Hyundai Capital America (South Korea)	0.780	8/3/16	2,364,000	2,363,765

Intesa Funding, LLC (Spain)	1.197	11/15/16	15,000,000	14,947,362

KCP&L Greater Missouri Operations Co.	0.860	8/16/16	15,000,000	14,994,413

Kinder Morgan, Inc./DE	1.050	8/1/16	24,500,000	24,498,142

Kraft Heinz Foods Co.	0.921	8/19/16	5,000,000	4,997,229

Kraft Heinz Foods Co.	0.920	8/12/16	10,000,000	9,996,352

Kraft Heinz Foods Co. 144A	1.040	9/1/16	7,725,000	7,717,960

Magna International, Inc. (Canada)	0.821	8/30/16	10,000,000	9,993,218

Mohawk Industries, Inc.	0.740	8/24/16	8,000,000	7,995,632

Mohawk Industries, Inc.	0.730	8/3/16	17,000,000	16,998,312

Mondelez International, Inc.	0.825	9/13/16	1,500,000	1,498,501

Mondelez International, Inc.	0.801	9/12/16	2,000,000	1,998,050

Mondelez International, Inc.	0.801	8/30/16	900,000	899,390

Mondelez International, Inc.	0.832	8/25/16	3,400,000	3,398,070

Mondelez International, Inc.	0.731	8/19/16	7,000,000	6,996,938

Mondelez International, Inc.	0.771	8/18/16	7,000,000	6,997,091

Monsanto Co.	0.851	8/19/16	6,000,000	5,997,375

Monsanto Co. 144A	0.800	8/5/16	15,000,000	14,997,900

National Grid USA	0.922	10/19/16	6,000,000	5,988,233

National Grid USA	0.892	10/4/16	4,517,000	4,510,056

National Grid USA	0.781	8/15/16	5,000,000	4,998,246

National Grid USA 144A	0.801	9/20/16	10,000,000	9,988,281

NBCUniversal Enterprise, Inc.	0.650	8/17/16	3,750,000	3,748,522

NBCUniversal Enterprise, Inc. 144A	0.670	8/3/16	12,000,000	11,998,808

Newell Rubbermaid, Inc.	1.179	8/26/16	21,500,000	21,483,980

NiSource Finance Corp.	1.071	8/29/16	14,000,000	13,990,826

NiSource Finance Corp.	1.001	8/12/16	5,000,000	4,998,565

NiSource Finance Corp.	0.810	8/10/16	1,000,000	999,756

NiSource Finance Corp.	1.001	8/8/16	5,000,000	4,998,989

Nissan Motor Acceptance Corp.	0.700	8/8/16	3,000,000	2,999,393

Pacific Gas and Electric Co.	0.771	8/2/16	4,833,000	4,832,639

Prudential PLC (United Kingdom)	0.701	8/16/16	17,000,000	16,996,643

SCANA Corp.	0.901	8/11/16	17,700,000	17,694,663

Short Duration Income Fund 33

		Maturity	Principal
COMMERCIAL PAPER (35.1%)* cont.	Yield (%)	date	amount	Value

SCANA Corp.	0.951	8/4/16	$5,000,000	$4,999,319

Schlumberger Holdings Corp.	1.002	9/27/16	10,000,000	9,980,833

Schlumberger Holdings Corp.	1.052	9/19/16	10,000,000	9,984,154

Schlumberger Holdings Corp.	0.857	8/19/16	3,227,000	3,225,400

Southern Co. Funding Corp. 144A	0.771	8/11/16	12,000,000	11,996,815

Suncor Energy, Inc. (Canada)	0.871	8/17/16	6,000,000	5,997,635

Suncor Energy, Inc. 144A (Canada)	0.962	9/14/16	17,000,000	16,982,599

Suncorp Group Ltd. (Australia)	1.076	1/17/17	3,600,000	3,586,567

Syngenta Wilmington, Inc.	1.101	8/12/16	2,500,000	2,499,468

Textron, Inc.	0.891	8/30/16	8,000,000	7,993,863

Textron, Inc.	0.901	8/16/16	16,000,000	15,993,240

Thomson Reuters Corp. (Canada)	1.103	10/12/16	10,000,000	9,984,479

Thomson Reuters Corp. (Canada)	1.103	9/6/16	4,000,000	3,997,088

Thomson Reuters Corp. (Canada)	1.073	8/23/16	10,000,000	9,995,458

TransCanada American Investments Ltd.	0.921	8/23/16	16,000,000	15,991,622

TransCanada American Investments Ltd.	0.921	8/22/16	7,800,000	7,796,084

Tyco International Finance SA (Luxembourg)	0.750	8/12/16	3,000,000	2,999,139

Tyco International Finance SA (Luxembourg)	0.750	8/8/16	8,000,000	7,998,382

Tyco International Finance SA (Luxembourg)	0.750	8/5/16	10,000,000	9,998,600

UnitedHealth Group, Inc.	0.731	8/9/16	21,500,000	21,495,861

Viacom, Inc.	1.201	8/11/16	2,556,000	2,555,322

Viacom, Inc. 144A	1.128	8/1/16	20,000,000	19,998,817

Whirlpool Corp.	0.831	8/10/16	11,000,000	10,997,316

Whirlpool Corp.	0.850	8/8/16	1,915,000	1,914,613

Whirlpool Corp. 144A	0.952	9/13/16	7,500,000	7,492,506

WPP CP, LLC	1.125	9/9/16	5,000,000	4,995,473

WPP CP, LLC 144A	0.851	8/29/16	16,000,000	15,989,515

Wyndham Worldwide Corp.	1.101	8/25/16	6,000,000	5,995,694

Wyndham Worldwide Corp.	1.131	8/16/16	9,000,000	8,995,748

Wyndham Worldwide Corp.	1.151	8/10/16	5,000,000	4,998,447

Wyndham Worldwide Corp. 144A	1.051	8/1/16	5,000,000	4,999,621

Total commercial paper (cost $1,171,526,919)				$1,171,555,857

	Interest	Maturity	Principal
MORTGAGE-BACKED SECURITIES (4.2%)*	rate (%)	date	amount	Value

Agency collateralized mortgage obligations (1.4%)
Federal Home Loan Mortgage Corporation
Ser. 1619, Class PZ	6.500	11/15/23	$176,249	$194,575
Ser. 2345, Class PQ	6.500	8/15/16	944	957
Ser. 2430, Class UD	6.000	3/15/17	11,353	11,489
Ser. 3724, Class CM	5.500	6/15/37	258,643	293,107
Ser. 3316, Class CD	5.500	5/15/37	113,225	127,572
Ser. 2503, Class B	5.500	9/15/17	19,364	19,834
Ser. 3331, Class NV	5.000	6/15/29	88,112	88,723
Ser. 2561, Class BD	5.000	2/15/18	94,840	96,760
Ser. 2541, Class JC	5.000	12/15/17	37,270	37,937
Ser. 2542, Class ES	5.000	12/15/17	7,406	7,541

34 Short Duration Income Fund

	Interest	Maturity	Principal
MORTGAGE-BACKED SECURITIES (4.2%)* cont.	rate (%)	date	amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 2519, Class AH	5.000	11/15/17	$88,974	$90,629
Ser. 2513, Class DB	5.000	10/15/17	9,321	9,468
Ser. 3539, Class PM	4.500	5/15/37	51,071	54,135
Ser. 2958, Class QD	4.500	4/15/20	21,497	22,024
Ser. 2854, Class DL	4.000	9/15/19	98,846	101,229
Ser. 2864, Class GB	4.000	9/15/19	74,787	76,998
Ser. 2783, Class AY	4.000	4/15/19	66,740	68,213
Ser. 3805, Class AK	3.500	4/15/24	46,256	46,855
Structured Agency Credit Risk FRB
Ser. 16-DNA1, Class M2	3.388	7/25/28	574,000	591,702
Structured Agency Credit Risk FRB
Ser. 15-DNA3, Class M2	3.338	4/25/28	4,747,000	4,894,602
Structured Agency Credit Risk FRB
Ser. 15-HQA2, Class M2	3.288	5/25/28	2,661,000	2,737,712
Structured Agency Credit Risk FRB
Ser. 15-HQA1, Class M2	3.138	3/25/28	9,713,000	9,970,243
Structured Agency Credit Risk FRB
Ser. 15-DNA2, Class M2	3.088	12/25/27	9,295,000	9,532,095
Structured Agency Credit Risk FRB
Ser. 14-DN1, Class M2	2.688	2/25/24	3,248,000	3,304,840
Structured Agency Credit Risk FRB
Ser. 16-DNA3, Class M1	1.588	12/25/28	5,708,655	5,713,222
Ser. 3611, PO	—	7/15/34	79,777	76,564

Federal National Mortgage Association
Ser. 11-15, Class AB	9.750	8/25/19	104,551	111,361
Ser. 10-110, Class AE	9.750	11/25/18	79,888	85,095
Ser. 06-124, Class A	5.625	11/25/36	9,712	9,842
Ser. 05-48, Class AR	5.500	2/25/35	95,228	100,735
Ser. 08-8, Class PA	5.000	2/25/38	104,116	109,423
Ser. 09-15, Class MC	5.000	3/25/24	32,020	32,990
Ser. 02-73, Class OE	5.000	11/25/17	32,843	33,449
Ser. 02-65, Class HC	5.000	10/25/17	2,301	2,311
Ser. 09-100, Class PA	4.500	4/25/39	11,210	11,351
Ser. 04-26, Class PD	4.500	8/25/32	16,711	16,745
Ser. 11-60, Class PA	4.000	10/25/39	30,403	32,160
Ser. 11-4, Class JP	4.000	6/25/39	39,933	39,974
Ser. 11-36, Class PA	4.000	2/25/39	263,991	269,308
Ser. 03-43, Class YA	4.000	3/25/33	319,560	325,472
Ser. 10-109, Class JB	4.000	8/25/28	106,670	108,062
Ser. 04-27, Class HB	4.000	5/25/19	32,400	33,299
Ser. 03-128, Class NG	4.000	1/25/19	69,544	70,910
Ser. 11-20, Class PC	3.500	3/25/39	80,737	82,710
Ser. 10-155, Class A	3.500	9/25/25	28,607	29,273
Ser. 11-42, Class BJ	3.000	8/25/25	414,404	420,349
Ser. 10-43, Class KG	3.000	1/25/21	80,693	82,385
Ser. 11-23, Class AB	2.750	6/25/20	50,225	50,804

Short Duration Income Fund 35

	Interest	Maturity	Principal
MORTGAGE-BACKED SECURITIES (4.2%)* cont.	rate (%)	date	amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB
Ser. 16-C02, Class 1M1	2.638	9/25/28	$69,348	$70,290
Connecticut Avenue Securities FRB
Ser. 16-C01, Class 2M1	2.588	8/25/28	67,386	68,169
Ser. 10-81, Class AP	2.500	7/25/40	127,009	129,046
Connecticut Avenue Securities FRB
Ser. 16-C01, Class 1M1	2.438	8/25/28	167,861	169,626
Connecticut Avenue Securities FRB
Ser. 15-C04, Class 2M1	2.188	4/25/28	254,824	256,320
Connecticut Avenue Securities FRB
Ser. 14-C02, Class 1M1	1.438	5/25/24	101,147	101,084
Connecticut Avenue Securities FRB
Ser. 14-C02, Class 2M1	1.438	5/25/24	48,245	48,245
FRB Ser. 10-90, Class GF	0.988	8/25/40	2,246,701	2,253,666
FRB Ser. 06-74, Class FL	0.838	8/25/36	666,454	660,102
FRB Ser. 05-63, Class FC	0.738	10/25/31	1,041,268	1,040,373
Ser. 92-96, Class B, PO	—	5/25/22	17,601	16,806

Government National Mortgage Association
Ser. 10-39, Class PH	4.500	11/20/38	161,740	166,264
Ser. 09-109, Class NK	4.500	7/20/37	131,286	133,005
Ser. 09-94, Class MB	4.500	4/20/37	50,783	50,950
Ser. 09-59, Class P	4.250	9/20/33	40,189	40,579
Ser. 09-32, Class AB	4.000	5/16/39	29,759	32,062
Ser. 10-32, Class CJ	4.000	1/20/38	126,556	128,301
Ser. 09-118, Class AW	3.000	5/20/37	189,406	190,276

				45,782,198
Commercial mortgage-backed securities (0.6%)
DBRR Trust 144A FRB Ser. 13-EZ3, Class A	1.636	12/18/49	1,922,442	1,922,442

JPMorgan Chase Commercial Mortgage
Securities Trust
Ser. 07-LDPX, Class A3	5.420	1/15/49	12,314,458	12,483,966
Ser. 04-LN2, Class A2	5.115	7/15/41	160,163	160,337

Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class A31	5.439	2/12/44	187,429	187,429

Selkirk, Ltd. 144A Ser. 1, Class A (Cayman Islands)	1.329	2/20/41	1,905,025	1,896,988

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 06-C28, Class A4FL	0.631	10/15/48	2,487,792	2,485,182

				19,136,344
Residential mortgage-backed securities
(non-agency) (2.2%)
Accredited Mortgage Loan Trust FRB
Ser. 06-2, Class A3	0.638	9/25/36	2,917,535	2,888,360

BCAP, LLC Trust 144A
FRB Ser. 15-RR6, Class 3A1	1.378	5/26/46	5,429,810	5,356,508
FRB Ser. 12-RR10, Class 5A5	0.718	4/26/36	3,037,381	3,013,993

Bear Stearns Asset Backed Securities I Trust
FRB Ser. 05-FR1, Class M1	0.988	6/25/35	3,834,041	3,816,558
FRB Ser. 05-EC1, Class M1	0.938	11/25/35	3,885,474	3,869,336

36 Short Duration Income Fund

	Interest	Maturity	Principal
MORTGAGE-BACKED SECURITIES (4.2%)* cont.	rate (%)	date	amount	Value

Residential mortgage-backed securities
(non-agency) cont.
Bear Stearns Asset Backed Securities Trust
FRB Ser. 05-SD3, Class 1A	0.978	7/25/35	$3,279,878	$3,233,994
FRB Ser. 05-SD2, Class 1A3	0.888	3/25/35	1,694,748	1,681,360

Citigroup Mortgage Loan Trust 144A
Ser. 13-11, Class 2A3	5.084	8/25/27	3,632,697	3,678,105
FRB Ser. 09-6, Class 12A1	3.079	7/25/36	141,683	141,988

Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 06-WFH3, Class A4	0.728	10/25/36	2,441,848	2,393,011

Countrywide Asset-Backed Certificates Trust
FRB Ser. 04-9, Class MV2	1.493	12/25/34	272,173	272,173
FRB Ser. 05-2, Class M3	1.208	8/25/35	5,091,249	5,065,792

CSMC Trust 144A FRB Ser. 14-5R, Class 6A1	0.603	10/27/36	6,794,492	6,715,057

GSMSC Resecuritization Trust 144A FRB
Ser. 09-6R, Class 3A1	2.380	2/26/36	4,449,534	4,467,296

JPMorgan Resecuritization Trust 144A FRB
Ser. 09-7, Class 1A1	3.083	8/27/37	1,257,205	1,260,369

Long Beach Mortgage Loan Trust FRB
Ser. 06-WL3, Class 2A3	0.688	1/25/36	3,339,722	3,313,535

Merrill Lynch Mortgage Investors Trust FRB
Ser. 06-FF1, Class A1	0.593	8/25/36	12,089,488	12,071,353

Morgan Stanley Mortgage Loan Trust FRB
Ser. 05-6AR, Class 1A2	0.758	11/25/35	858,984	856,682

Opteum Mortgage Acceptance Corp. Trust FRB
Ser. 05-4, Class 1A1C	0.898	11/25/35	2,450,652	2,424,920

Park Place Securities, Inc. FRB
Ser. 05-WHQ2, Class M1	1.118	5/25/35	4,013,640	3,996,843

People’s Choice Home Loan Securities Trust FRB
Ser. 05-2, Class M2	1.133	5/25/35	1,803,740	1,794,721

Residential Asset Mortgage Products Trust FRB
Ser. 05-EFC2, Class M3	1.223	7/25/35	2,114,419	2,099,743

Structured Asset Securities Corp. Mortgage Loan
Trust FRB Ser. 07-BC2, Class A3	0.618	3/25/37	927,166	925,524

				75,337,221

Total mortgage-backed securities (cost $140,180,247)				$140,255,763

		Maturity	Principal
CERTIFICATES OF DEPOSIT (3.1%)*	Yield (%)	date	amount	Value

Bank of Montreal/Chicago, IL FRN (Canada)	0.716	8/12/16	$5,000,000	$5,000,565

Canadian Imperial Bank of Commerce/New
York, NY FRN	1.067	5/24/17	500,000	499,986

Canadian Imperial Bank of Commerce/New
York, NY FRN	1.024	5/23/17	10,000,000	10,010,000

Canadian Imperial Bank of Commerce/New
York, NY FRN	0.956	6/2/17	10,000,000	9,990,000

Cooperatieve Rabobank UA/NY FRN (Netherlands)	1.050	2/1/17	11,000,000	10,999,450

DnB Bank ASA/New York FRN (Norway)	1.057	2/1/17	14,000,000	14,000,000

National Bank of Canada/New York, NY FRN	1.061	5/24/17	10,000,000	9,980,000

Short Duration Income Fund 37

		Maturity	Principal
CERTIFICATES OF DEPOSIT (3.1%)* cont.	Yield (%)	date	amount	Value

Skandinaviska Enskilda Banken AB/New
York NY FRN	0.956	3/2/17	$14,000,000	$13,994,904

State Street Bank & Trust Co. FRN	1.073	4/13/17	17,500,000	17,502,958

Svenska Handelsbanken/New York,
NY FRN (Sweden)	1.111	8/24/17	10,000,000	10,005,000

Total certificates of deposit (cost $101,989,426)				$101,982,863

		Maturity	Principal
ASSET-BACKED COMMERCIAL PAPER (0.7%)*	Yield (%)	date	amount	Value

Sheffield Receivables Co., LLC (United Kingdom)	1.005	9/9/16	$12,500,000	$12,492,125

Sheffield Receivables Co., LLC (United Kingdom)	0.924	8/26/16	10,000,000	9,996,166

Total asset-backed commercial paper (cost $22,480,069)				$22,488,291

	Interest	Maturity	Principal
ASSET-BACKED SECURITIES (0.3%)*	rate (%)	date	amount	Value

Station Place Securitization Trust FRB Ser. 16-1,
Class A (acquired 2/4/16, cost $10,000,000) ∆∆	1.487	2/25/17	$10,000,000	$10,000,000

Total asset-backed securities (cost $10,000,000)				$10,000,000

U.S. GOVERNMENT AND AGENCY	Interest	Maturity	Principal
MORTGAGE OBLIGATIONS (—%)*	rate (%)	date	amount	Value

U.S. Government Guaranteed Mortgage
Obligations (—%)
Government National Mortgage Association
Pass-Through Certificates	4.500	10/15/19	$58,640	$60,821

Government National Mortgage Association
Pass-Through Certificates	4.500	5/15/18	42,168	43,289

U.S. Government Agency Mortgage				104,110
Obligations (—%)
Federal Home Loan Mortgage Corporation	4.500	10/1/18	13,603	13,927

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	6.500	3/1/19	45,949	52,755

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	6.500	6/1/17	19,668	20,019

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	6.000	2/1/19	14,383	14,547

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	6.000	9/1/17	51,695	52,844

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	6.000	7/1/17	50,788	51,820

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	6.000	6/1/17	21,873	22,276

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.500	11/1/18	36,085	37,180

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.500	4/1/18	31,193	32,046

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.000	5/1/21	63,945	67,040

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.000	11/1/19	65,773	68,537

38 Short Duration Income Fund

U.S. GOVERNMENT AND AGENCY	Interest	Maturity	Principal
MORTGAGE OBLIGATIONS (—%)* cont.	rate (%)	date	amount	Value

U.S. Government Agency Mortgage
Obligations cont.
Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.000	5/1/18	$20,467	$21,064

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.000	3/1/18	23,561	24,199

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.000	2/1/18	22,592	23,203

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	4.500	8/1/18	33,594	34,559

Federal National Mortgage Association
Pass-Through Certificates	6.500	12/1/19	30,112	30,957

Federal National Mortgage Association
Pass-Through Certificates	6.500	8/1/17	24,964	25,456

Federal National Mortgage Association
Pass-Through Certificates	6.000	5/1/23	41,778	44,828

Federal National Mortgage Association
Pass-Through Certificates	6.000	9/1/19	7,431	7,608

Federal National Mortgage Association
Pass-Through Certificates	6.000	9/1/18	22,553	23,457

Federal National Mortgage Association
Pass-Through Certificates	6.000	12/1/17	22,539	23,022

Federal National Mortgage Association
Pass-Through Certificates	5.500	11/1/23	64,802	67,829

Federal National Mortgage Association
Pass-Through Certificates	5.500	6/1/20	77,409	80,879

Federal National Mortgage Association
Pass-Through Certificates	5.500	11/1/18	47,951	49,312

Federal National Mortgage Association
Pass-Through Certificates	5.500	4/1/18	59,950	61,552

Federal National Mortgage Association
Pass-Through Certificates	5.000	11/1/19	68,592	71,639

				1,022,555

Total U.S. government and agency mortgage obligations (cost $1,159,505)				$1,126,665

TOTAL INVESTMENTS

Total investments (cost $3,340,768,906)				$3,341,672,137

Key to holding’s abbreviations

BKNT	Bank Note
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
MTN	Medium Term Notes
PO	Principal Only

Short Duration Income Fund 39

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2015 through July 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $3,341,754,854.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $17,865,291, or 0.5% of net assets.

R Real Estate Investment Trust.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	69.2%	Sweden	2.1%

Canada	8.2	Japan	1.9

United Kingdom	4.8	Luxembourg	1.3

France	3.4	Germany	1.0

Australia	3.3	Other	1.7

Netherlands	3.1	Total	100.0%

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed commercial paper	$—	$22,488,291	$—

Asset-backed securities	—	10,000,000	—

Certificates of deposit	—	101,982,863	—

Commercial paper	—	1,171,555,857	—

Corporate bonds and notes	—	1,894,262,698	—

Mortgage-backed securities	—	140,255,763	—

U.S. government and agency mortgage obligations	—	1,126,665	—

Totals by level	$—	$3,341,672,137	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

40 Short Duration Income Fund

Statement of assets and liabilities 7/31/16

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $3,340,768,906)	$3,341,672,137

Interest and other receivables	6,572,714

Receivable for shares of the fund sold	28,424,061

Receivable for investments sold	4,018,697

Receivable from Manager (Note 2)	272,079

Prepaid assets	176,086

Total assets	3,381,135,774

LIABILITIES

Payable to custodian	3,716

Payable for investments purchased	23,000,000

Payable for shares of the fund repurchased	15,287,720

Payable for custodian fees (Note 2)	19,559

Payable for investor servicing fees (Note 2)	320,970

Payable for Trustee compensation and expenses (Note 2)	109,359

Payable for administrative services (Note 2)	10,054

Payable for distribution fees (Note 2)	169,250

Distributions payable to shareholders	156,668

Other accrued expenses	303,624

Total liabilities	39,380,920

Net assets	$3,341,754,854

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,341,297,295

Undistributed net investment income (Note 1)	85,014

Accumulated net realized loss on investments (Note 1)	(530,686)

Net unrealized appreciation of investments	903,231

Total — Representing net assets applicable to capital shares outstanding	$3,341,754,854

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class A share
($1,926,055,367 divided by 191,906,822 shares)	$10.04

Net asset value and offering price per class B share ($2,041,522 divided by 203,683 shares)*	$10.02

Net asset value and offering price per class C share ($17,590,241 divided by 1,754,929 shares)*	$10.02

Net asset value, offering price and redemption price per class M share
($10,322,512 divided by 1,029,407 shares)	$10.03

Net asset value, offering price and redemption price per class R share
($2,392,594 divided by 238,672 shares)	$10.02

Net asset value, offering price and redemption price per class R6 share
($2,270,295 divided by 225,917 shares)	$10.05

Net asset value, offering price and redemption price per class Y share
($1,381,082,323 divided by 137,474,289 shares)	$10.05

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Short Duration Income Fund 41

Statement of operations Year ended 7/31/16

INVESTMENT INCOME

Interest	$25,910,804

Total investment income	25,910,804

EXPENSES

Compensation of Manager (Note 2)	8,420,672

Investor servicing fees (Note 2)	1,488,863

Custodian fees (Note 2)	47,389

Trustee compensation and expenses (Note 2)	162,806

Distribution fees (Note 2)	1,593,126

Administrative services (Note 2)	63,703

Other	894,560

Fees waived and reimbursed by Manager (Note 2)	(3,677,093)

Total expenses	8,994,026

Expense reduction (Note 2)	(20,586)

Net expenses	8,973,440

Net investment income	16,937,364

Net realized loss on investments (Notes 1 and 3)	(532,082)

Net increase from payments by affiliates (Note 2)	1,395

Net unrealized appreciation of investments during the year	3,176,056

Net gain on investments	2,645,369

Net increase in net assets resulting from operations	$19,582,733

The accompanying notes are an integral part of these financial statements.

42 Short Duration Income Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 7/31/16	Year ended 7/31/15

Operations:
Net investment income	$16,937,364	$9,473,205

Net realized gain (loss) on investments	(530,687)	1,178,489

Net unrealized appreciation (depreciation) of investments	3,176,056	(5,271,013)

Net increase in net assets resulting from operations	19,582,733	5,380,681

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(9,577,288)	(6,302,978)

Class B	(4,487)	(280)

Class C	(42,319)	(3,306)

Class M	(51,703)	(17,050)

Class R	(3,892)	(831)

Class R5	(18)	(53)

Class R6	(14,317)	(4,378)

Class Y	(7,115,185)	(3,318,330)

Net realized short-term gain on investments

Class A	—	(855,530)

Class B	—	(518)

Class C	—	(6,050)

Class M	—	(3,242)

Class R	—	(1,521)

Class R5	—	(6)

Class R6	—	(427)

Class Y	—	(410,283)

From net realized long-term gain on investments
Class A	(226,929)	(285,177)

Class B	(275)	(172)

Class C	(2,300)	(2,017)

Class M	(1,410)	(1,081)

Class R	(193)	(507)

Class R5	—	(2)

Class R6	(210)	(142)

Class Y	(138,434)	(136,761)

Increase from capital share transactions (Note 4)	1,243,039,964	9,354,630

Total increase in net assets	1,245,443,737	3,384,669

NET ASSETS

Beginning of year	2,096,311,117	2,092,926,448

End of year (including undistributed net investment income
of $85,014 and distributions in excess of net investment
income of $35,864, respectively)	$3,341,754,854	$2,096,311,117

The accompanying notes are an integral part of these financial statements.

Short Duration Income Fund 43

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	tions	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
July 31, 2016	$10.03	.06	.01	.07	(.06)	— [e]	(.06)	$10.04	.76	$1,926,055.40		.65	51
July 31, 2015	10.06	.04	(.02)	.02	(.04)	(.01)	(.05)	10.03	.20	1,411,923.40		.41	46
July 31, 2014	10.03	.05	.03	.08	(.05)	— [e]	(.05)	10.06	.81	1,603,517.40		.47	45
July 31, 2013	10.02	.05	.02	.07	(.06)	— [e]	(.06)	10.03	.69	1,005,695.40		.53	24
July 31, 2012†	10.00	.03	.02	.05	(.03)	—	(.03)	10.02	.53*	178,371	.32*	.37*	2*

Class B
July 31, 2016	$10.02	.02	— [e]	.02	(.02)	— [e]	(.02)	$10.02	.26	$2,042	.80 [f]	.27 [f]	51
July 31, 2015	10.05	— [e]	(.02)	(.02)	— [e]	(.01)	(.01)	10.02	(.18)	1,091	.79 [f]	.02 [f]	46
July 31, 2014	10.02	.01	.03	.04	(.01)	— [e]	(.01)	10.05	.42	583	.79 [f]	.09 [f]	45
July 31, 2013	10.01	.01	.02	.03	(.02)	— [e]	(.02)	10.02	.29	326.80		.14	24
July 31, 2012†	10.00	.01	.01	.02	(.01)	—	(.01)	10.01	.20*	386	.63*	.05*	2*

Class C
July 31, 2016	$10.02	.02	— [e]	.02	(.02)	— [e]	(.02)	$10.02	.26	$17,590	.80 [f]	.28 [f]	51
July 31, 2015	10.05	— [e]	(.02)	(.02)	— [e]	(.01)	(.01)	10.02	(.18)	9,622	.79 [f]	.02 [f]	46
July 31, 2014	10.02	.01	.03	.04	(.01)	— [e]	(.01)	10.05	.42	8,586	.79 [f]	.09 [f]	45
July 31, 2013	10.01	.01	.02	.03	(.02)	— [e]	(.02)	10.02	.29	6,292.80		.13	24
July 31, 2012†	10.00	.01	.01	.02	(.01)	—	(.01)	10.01	.20*	2,054	.63*	.07*	2*

Class M
July 31, 2016	$10.02	.06	.01	.07	(.06)	— [e]	(.06)	$10.03	.71	$10,323.45		.61	51
July 31, 2015	10.05	.04	(.02)	.02	(.04)	(.01)	(.05)	10.02	.15	6,913.45		.36	46
July 31, 2014	10.02	.04	.03	.07	(.04)	— [e]	(.04)	10.05	.76	777.45		.43	45
July 31, 2013	10.02	.05	— [e]	.05	(.05)	— [e]	(.05)	10.02	.54	1,267.45		.49	24
July 31, 2012†	10.00	.03	.02	.05	(.03)	—	(.03)	10.02	.49*	212	.36*	.32*	2*

Class R
July 31, 2016	$10.02	.02	— [e]	.02	(.02)	— [e]	(.02)	$10.02	.26	$2,393	.79 [f]	.26 [f]	51
July 31, 2015	10.05	— [e]	(.02)	(.02)	— [e]	(.01)	(.01)	10.02	(.18)	2,131	.79 [f]	.03 [f]	46
July 31, 2014	10.02	.01	.03	.04	(.01)	— [e]	(.01)	10.05	.42	1,407	.79 [f]	.10 [f]	45
July 31, 2013	10.01	.01	.02	.03	(.02)	— [e]	(.02)	10.02	.29	1,172.80		.10	24
July 31, 2012†	10.00	.01	.01	.02	(.01)	—	(.01)	10.01	.20*	100	.63*	.02*	2*

Class R6
July 31, 2016	$10.04	.07	.01	.08	(.07)	— [e]	(.07)	$10.05	.87	$2,270.29		.79	51
July 31, 2015	10.07	.05	(.02)	.03	(.05)	(.01)	(.06)	10.04	.30	1,303.30		.50	46
July 31, 2014	10.04	.06	.03	.09	(.06)	— [e]	(.06)	10.07	.91	831.30		.56	45
July 31, 2013	10.03	.06	.02	.08	(.07)	— [e]	(.07)	10.04	.79	229.30		.61	24
July 31, 2012††	10.02	.01	— [e]	.01	— [e]	—	— [e]	10.03	.13*	10	.02*	.05*	2*

Class Y
July 31, 2016	$10.04	.07	.01	.08	(.07)	— [e]	(.07)	$10.05	.86	$1,381,082.30		.77	51
July 31, 2015	10.07	.05	(.02)	.03	(.05)	(.01)	(.06)	10.04	.30	663,319.30		.51	46
July 31, 2014	10.04	.06	.03	.09	(.06)	— [e]	(.06)	10.07	.91	477,216.30		.56	45
July 31, 2013	10.03	.06	.02	.08	(.07)	— [e]	(.07)	10.04	.79	136,165.30		.61	24
July 31, 2012†	10.00	.04	.03	.07	(.04)	—	(.04)	10.03	.67*	11,405	.24*	.47*	2*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44 Short Duration Income Fund	Short Duration Income Fund 45

Financial highlights (Continued)

* Not annualized.

† For the period October 17, 2011 (commencement of operations) to July 31, 2012.

†† For the period July 3, 2012 (commencement of operations) to July 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of net assets (Note 2):

	7/31/16	7/31/15	7/31/14	7/31/13	7/31/12

Class A	0.15%	0.12%	0.12%	0.14%	0.47%

Class B	0.15	0.12	0.12	0.14	0.47

Class C	0.15	0.12	0.12	0.14	0.47

Class M	0.15	0.12	0.12	0.14	0.47

Class R	0.15	0.12	0.12	0.14	0.47

Class R6	0.15	0.13	0.14	0.17	0.04

Class Y	0.15	0.12	0.12	0.14	0.47

e Amount represents less than $0.01 per share.

f Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the fund. As a result of such waivers, the expenses reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	7/31/16	7/31/15	7/31/14

Class B	—%‡	0.01%	0.01%

Class C	—‡	0.01	0.01

Class R	0.01	0.01	0.01

‡ Amount represents less than 0.01% per share.

The accompanying notes are an integral part of these financial statements.

46 Short Duration Income Fund

Notes to financial statements 7/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2015 through July 31, 2016.

Putnam Short Duration Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests in a diversified portfolio of fixed income securities comprised of short duration, investment-grade money market and other fixed income securities. The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or only by the credit of a federal agency or government sponsored entity (e.g., Fannie Mae or Freddie Mac mortgage-backed bonds), domestic corporate debt obligations, taxable municipal debt securities, securitized debt instruments (such as mortgage- and asset backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and money market instruments. The fund may also invest in U.S.-dollar denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Under normal circumstances, the dollar-weighted average portfolio maturity of the fund is not expected to exceed three and one-half years. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B (only in exchange for class B shares of another Putnam fund), class C, class M, class R class R6 and class Y shares. Each class of shares is sold without a front-end sales charge. Class A, class M, class R, class R6 and class Y shares also are generally not subject to a contingent deferred sales charge, and effective November 1, 2015, class M shares are not subject to a contingent deferred sales charge. Class B shares, which are only available through exchange of class B shares of another Putnam fund, convert to class A shares after approximately eight years after the original purchase date and are subject to a contingent deferred sales charge on certain redemptions. Class C shares obtained in an exchange for class C shares of another Putnam fund, have a one-year 1.00% contingent deferred sales charge on certain redemptions and do not convert to class A shares. Class R shares are not available to all investors. The expenses for class A, class B, class C, class M, and class R shares may differ based on each class’ distribution fee, which is identified in Note 2. Class R6 and class Y shares are generally subject to the same expenses as class A, class B, class C, class M and Class R shares, but do not bear a distribution fee. Class R6 and class Y shares are not available to all investors. Effective November 27, 2015, the fund has terminated its class R5 shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles

Short Duration Income Fund 47

generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other

48 Short Duration Income Fund

Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At July 31, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

$358,739	$—	$358,739

Pursuant to federal income tax regulations applicable to regulated investment companies, the Fund has elected to defer certain capital losses of $171,948 recognized during the period between November 1, 2015 and July 31, 2016 to its fiscal year ending July 31, 2017.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $7,277 to decrease undistributed net investment income, and $7,277 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$2,469,759
Unrealized depreciation	(1,566,528)

Net unrealized appreciation	903,231
Undistributed ordinary income	241,681
Capital loss carryforward	(358,739)
Post-October capital loss deferral	(171,948)
Cost for federal income tax purposes	$3,340,768,906

Short Duration Income Fund 49

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.500%	of the first $5 billion,	0.300%	of the next $50 billion,

0.450%	of the next $5 billion,	0.280%	of the next $50 billion,

0.400%	of the next $10 billion,	0.270%	of the next $100 billion and

0.350%	of the next $10 billion,	0.265%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.344% of the fund’s average net assets.

Effective December 1, 2015 Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through November 30, 2017, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.24% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $2,676,445 as a result of this limit.

Prior to December 1, 2015, Putnam Management had contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through November 30, 2016, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.30% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $999,927 as a result of this limit.

Putnam Management has also contractually agreed, through November 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. During the reporting period, the fund’s expenses were reduced by $721 as a result of this limit. This includes the following amounts per class of class specific distribution fees from the fund:

Distribution fee waived

Class B	$62

Class C	538

Class R	121

Total	$721

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage

50 Short Duration Income Fund

the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

Putnam Management has agreed to reimburse the fund $1,395 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Effective September 1, 2016, Putnam Investor Services, Inc. will receive fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that include (1) a per account fee for each retail account of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Effective November 27, 2015, the fund has terminated its class R5 shares. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$902,859	Class R5	1

Class B	1,010	Class R6	916

Class C	9,257	Class Y	568,728

Class M	5,175	Total	$1,488,863

Class R	917

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $20,586 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,339, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension

Short Duration Income Fund 51

liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 0.75%, 1.00%, 1.00%, and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.10%, 0.50%, 0.50%, 0.15% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,488,603	Class M	12,774

Class B	8,297	Class R	7,558

Class C	75,894	Total	$1,593,126

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of 1,413 and $105, respectively, in contingent deferred sales charges from redemptions of class B and class C shares purchased by exchange from another Putnam fund.

A deferred sales charge of up to 1.00% for class  A shares and up to 0.15% (no longer applicable effective November 1, 2015) for class M shares may be assessed on certain redemptions. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $6,077 and no monies, respectively in contingent deferred sales charges from redemptions of class A and class M shares purchased by exchange from another Putnam fund.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$884,941,307	$805,991,361

U.S. government securities (Long-term)	—	—

Total	$884,941,307	$805,991,361

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/16		Year ended 7/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	281,944,045	$2,826,074,073	196,599,755	$1,974,724,959

Shares issued in connection with
reinvestment of distributions	955,227	9,575,596	726,749	7,299,126

	282,899,272	2,835,649,669	197,326,504	1,982,024,085

Shares repurchased	(231,742,173)	(2,322,637,971)	(215,983,540)	(2,169,598,526)

Net increase (decrease)	51,157,099	$513,011,698	(18,657,036)	$(187,574,441)

52 Short Duration Income Fund

	Year ended 7/31/16		Year ended 7/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	182,249	$1,824,185	83,198	$834,588

Shares issued in connection with
reinvestment of distributions	446	4,467	97	968

	182,695	1,828,652	83,295	835,556

Shares repurchased	(87,935)	(880,105)	(32,393)	(324,833)

Net increase	94,760	$948,547	50,902	$510,723

	Year ended 7/31/16		Year ended 7/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	2,115,115	$21,167,961	860,743	$8,639,734

Shares issued in connection with
reinvestment of distributions	4,387	43,910	1,120	11,223

	2,119,502	21,211,871	861,863	8,650,957

Shares repurchased	(1,324,928)	(13,265,159)	(756,116)	(7,587,939)

Net increase	794,574	$7,946,712	105,747	$1,063,018

	Year ended 7/31/16		Year ended 7/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	530,882	$5,316,872	868,917	$8,721,091

Shares issued in connection with
reinvestment of distributions	5,287	52,953	2,093	20,990

	536,169	5,369,825	871,010	8,742,081

Shares repurchased	(196,487)	(1,967,932)	(258,551)	(2,594,672)

Net increase	339,682	$3,401,893	612,459	$6,147,409

	Year ended 7/31/16		Year ended 7/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	180,394	$1,805,712	195,691	$1,965,217

Shares issued in connection with
reinvestment of distributions	406	4,063	285	2,857

	180,800	1,809,775	195,976	1,968,074

Shares repurchased	(154,827)	(1,551,335)	(123,311)	(1,236,941)

Net increase	25,973	$258,440	72,665	$731,133

	Period ended 7/31/16*		Year ended 7/31/15

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	1	13	6	61

	1	13	6	61

Shares repurchased	(1,019)	(10,212)	—	—

Net increase (decrease)	(1,018)	$(10,199)	6	$61

Short Duration Income Fund 53

	Year ended 7/31/16		Year ended 7/31/15

Class R6	Shares	Amount	Shares	Amount

Shares sold	201,137	$2,018,060	100,918	$1,014,616

Shares issued in connection with
reinvestment of distributions	1,447	14,527	492	4,947

	202,584	2,032,587	101,410	1,019,563

Shares repurchased	(106,380)	(1,068,014)	(54,192)	(545,052)

Net increase	96,204	$964,573	47,218	$474,511

	Year ended 7/31/16		Year ended 7/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	199,540,620	$2,002,018,033	103,280,755	$1,038,805,429

Shares issued in connection with
reinvestment of distributions	646,356	6,486,130	346,691	3,484,978

	200,186,976	2,008,504,163	103,627,446	1,042,290,407

Shares repurchased	(128,774,547)	(1,291,985,863)	(84,956,170)	(854,288,191)

Net increase	71,412,429	$716,518,300	18,671,276	$188,002,216

* Effective November 27, 2015, the fund has terminated its class R5 shares.

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R6	1,026	0.5%	$10,311

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

54 Short Duration Income Fund

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

Short Duration Income Fund 55

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

56 Short Duration Income Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2016, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Short Duration Income Fund 57

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam
Vice President, Treasurer, and Clerk	Retail Management
Since 2010
Manager of Finance, Dunkin’ Brands (2008–	Nancy E. Florek (Born 1957)
2010); Senior Financial Analyst, Old Mutual Asset	Vice President, Director of Proxy Voting
Management (2007–2008); Senior Financial	and Corporate Governance, Assistant Clerk,
Analyst, Putnam Investments (1999–2007)	and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

58 Short Duration Income Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund*
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

Short Duration Income Fund 59

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
Global Asset Allocation Funds — four	RetirementReady® 2030 Fund
investment portfolios that spread your	RetirementReady® 2025 Fund
money across a variety of stocks, bonds, and	RetirementReady® 2020 Fund
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

60 Short Duration Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Marketing Services	George Putnam, III	and Assistant Treasurer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	James P. Pappas
and Trust Company		Vice President
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	Mark C. Trenchard
Ropes & Gray LLP	Principal Executive Officer, and	Vice President and
	Compliance Liaison	BSA Compliance Officer
Independent Registered
Public Accounting Firm	Steven D. Krichmar	Nancy E. Florek
KPMG LLP	Vice President and	Vice President, Director of
	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Short Duration Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN736
302179 9/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2016	$75,003	$ —	$4,450	$ —
July 31, 2015	$72,597	$ —	$4,300	$ —

For the fiscal years ended July 31, 2016 and July 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $4,450 and $4,300 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2016	$ —	$ —	$ —	$ —

July 31, 2015	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 29, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 29, 2016